UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 4100	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Annual Meeting of Cardlytics, Inc. (the "Company") was held on May 20, 2026. The stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. Of the 55,070,709 shares outstanding as of March 25, 2026 (the "record date"), 34,996,216 shares, or 63.54% of the shares outstanding as of the record date, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of the three nominees of the Company's board of directors (the "Board") to serve as Class II directors, each to hold office until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Amit Gupta	12,721,988	548,230
Jack Klinck	11,262,082	2,008,136
Shrishti Gupta	11,253,551	2,016,667
Broker Non-Votes: 21,725,998
Accordingly, all nominees were elected to serve as Class II directors.
Proposal No. 2: Ratification of the selection by the audit committee of the Board of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of Selection of Deloitte & Touche LLP	34,494,578	404,398	97,240
Accordingly, the Company's stockholders approved Proposal No. 2.
Proposal No. 3: Approval of a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, at the option of the Board, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from 1-for-5 to 1-for-15, inclusive, and a corresponding proportionate reduction in the total number of authorized shares of our common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board, in its sole discretion, prior to the date of the 2027 Annual Meeting of Stockholders. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of the Reverse Stock Split and Authorized Shares Reduction	32,745,480	2,205,871	44,865
Accordingly, the Company's stockholders approved Proposal No. 3.
Proposal No. 4: Approval, on an advisory basis, of the compensation of the Company's named executive officers. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of Compensation of the Company's Named Executive Officers	9,840,538	3,379,898	49,782
Broker Non-Votes: 21,725,998
Accordingly, the Company's stockholders approved, on a non-binding advisory basis, Proposal No. 4.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	May 20, 2026	By:	/s/ David Evans
David Evans
Chief Financial Officer (Principal Financial and Accounting Officer)